                               NEW TENNECO INC.

                               POWER OF ATTORNEY

  KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his capacity as a Director of New Tenneco Inc., whose signature appears immediately below constitutes and appoints Theodore R. Tetzlaff and Karl A. Stewart, and each of them, severally, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to execute a Registration Statement on Form S-4 for the registration of debentures, notes and/or other debt obligations of New Tenneco Inc. which are to be exchanged for an equal amount of debt obligations of Tenneco Inc., and any and all amendments (including post-effective amendments) thereto and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission. Each of said attorneys shall have the power to act hereunder with or without the other of said attorneys and shall have full power and authority to do and perform, in the name and on behalf of the undersigned, each and every act and thing requisite and necessary to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has executed this instrument this 8th day of October, 1996.

                                                    /s/ Mark Andrews
                                          -------------------------------------
                                                      Mark Andrews

                               NEW TENNECO INC.

                               POWER OF ATTORNEY

  KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his capacity as a Director of New Tenneco Inc., whose signature appears immediately below constitutes and appoints Theodore R. Tetzlaff and Karl A. Stewart, and each of them, severally, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to execute a Registration Statement on Form S-4 for the registration of debentures, notes and/or other debt obligations of New Tenneco Inc. which are to be exchanged for an equal amount of debt obligations of Tenneco Inc., and any and all amendments (including post-effective amendments) thereto and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission. Each of said attorneys shall have the power to act hereunder with or without the other of said attorneys and shall have full power and authority to do and perform, in the name and on behalf of the undersigned, each and every act and thing requisite and necessary to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has executed this instrument this 8th day of October, 1996.

                                                /s/ W. Michael Blumenthal
                                          -------------------------------------
                                                  W. Michael Blumenthal

                               NEW TENNECO INC.

                               POWER OF ATTORNEY

  KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his capacity as a Director of New Tenneco Inc., whose signature appears immediately below constitutes and appoints Theodore R. Tetzlaff and Karl A. Stewart, and each of them, severally, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to execute a Registration Statement on Form S-4 for the registration of debentures, notes and/or other debt obligations of New Tenneco Inc. which are to be exchanged for an equal amount of debt obligations of Tenneco Inc., and any and all amendments (including post-effective amendments) thereto and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission. Each of said attorneys shall have the power to act hereunder with or without the other of said attorneys and shall have full power and authority to do and perform, in the name and on behalf of the undersigned, each and every act and thing requisite and necessary to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has executed this instrument this 8th day of October, 1996.

                                                 /s/ M. Kathryn Eickhoff
                                          -------------------------------------
                                                   M. Kathryn Eickhoff

                               NEW TENNECO INC.

                               POWER OF ATTORNEY

  KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his capacity as a Director of New Tenneco Inc., whose signature appears immediately below constitutes and appoints Theodore R. Tetzlaff and Karl A. Stewart, and each of them, severally, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to execute a Registration Statement on Form S-4 for the registration of debentures, notes and/or other debt obligations of New Tenneco Inc. which are to be exchanged for an equal amount of debt obligations of Tenneco Inc., and any and all amendments (including post-effective amendments) thereto and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission. Each of said attorneys shall have the power to act hereunder with or without the other of said attorneys and shall have full power and authority to do and perform, in the name and on behalf of the undersigned, each and every act and thing requisite and necessary to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has executed this instrument this 8th day of October, 1996.

                                                   /s/ Peter T. Flawn
                                          -------------------------------------
                                                     Peter T. Flawn

                               NEW TENNECO INC.

                               POWER OF ATTORNEY

  KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his capacity as a Director of New Tenneco Inc., whose signature appears immediately below constitutes and appoints Theodore R. Tetzlaff and Karl A. Stewart, and each of them, severally, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to execute a Registration Statement on Form S-4 for the registration of debentures, notes and/or other debt obligations of New Tenneco Inc. which are to be exchanged for an equal amount of debt obligations of Tenneco Inc., and any and all amendments (including post-effective amendments) thereto and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission. Each of said attorneys shall have the power to act hereunder with or without the other of said attorneys and shall have full power and authority to do and perform, in the name and on behalf of the undersigned, each and every act and thing requisite and necessary to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has executed this instrument this 8th day of October, 1996.

                                                /s/ Henry U. Harris, Jr.
                                          -------------------------------------
                                                  Henry U. Harris, Jr.

                               NEW TENNECO INC.

                               POWER OF ATTORNEY

  KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his capacity as a Director of New Tenneco Inc., whose signature appears immediately below constitutes and appoints Theodore R. Tetzlaff and Karl A. Stewart, and each of them, severally, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to execute a Registration Statement on Form S-4 for the registration of debentures, notes and/or other debt obligations of New Tenneco Inc. which are to be exchanged for an equal amount of debt obligations of Tenneco Inc., and any and all amendments (including post-effective amendments) thereto and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission. Each of said attorneys shall have the power to act hereunder with or without the other of said attorneys and shall have full power and authority to do and perform, in the name and on behalf of the undersigned, each and every act and thing requisite and necessary to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has executed this instrument this 8th day of October, 1996.

                                                  /s/ Belton K. Johnson
                                          -------------------------------------
                                                    Belton K. Johnson

                               NEW TENNECO INC.

                               POWER OF ATTORNEY

  KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his capacity as a Director of New Tenneco Inc., whose signature appears immediately below constitutes and appoints Theodore R. Tetzlaff and Karl A. Stewart, and each of them, severally, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to execute a Registration Statement on Form S-4 for the registration of debentures, notes and/or other debt obligations of New Tenneco Inc. which are to be exchanged for an equal amount of debt obligations of Tenneco Inc., and any and all amendments (including post-effective amendments) thereto and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission. Each of said attorneys shall have the power to act hereunder with or without the other of said attorneys and shall have full power and authority to do and perform, in the name and on behalf of the undersigned, each and every act and thing requisite and necessary to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has executed this instrument this 8th day of October, 1996.

                                                  /s/ Sir David Plastow
                                          -------------------------------------
                                                    Sir David Plastow

                               NEW TENNECO INC.

                               POWER OF ATTORNEY

  KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his capacity as a Director of New Tenneco Inc., whose signature appears immediately below constitutes and appoints Theodore R. Tetzlaff and Karl A. Stewart, and each of them, severally, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to execute a Registration Statement on Form S-4 for the registration of debentures, notes and/or other debt obligations of New Tenneco Inc. which are to be exchanged for an equal amount of debt obligations of Tenneco Inc., and any and all amendments (including post-effective amendments) thereto and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission. Each of said attorneys shall have the power to act hereunder with or without the other of said attorneys and shall have full power and authority to do and perform, in the name and on behalf of the undersigned, each and every act and thing requisite and necessary to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has executed this instrument this 8th day of October, 1996.

                                                  /s/ William L. Weiss
                                          -------------------------------------
                                                    William L. Weiss

                               NEW TENNECO INC.

                               POWER OF ATTORNEY

  KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his capacity as a Director of New Tenneco Inc., whose signature appears immediately below constitutes and appoints Theodore R. Tetzlaff and Karl A. Stewart, and each of them, severally, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to execute a Registration Statement on Form S-4 for the registration of debentures, notes and/or other debt obligations of New Tenneco Inc. which are to be exchanged for an equal amount of debt obligations of Tenneco Inc., and any and all amendments (including post-effective amendments) thereto and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission. Each of said attorneys shall have the power to act hereunder with or without the other of said attorneys and shall have full power and authority to do and perform, in the name and on behalf of the undersigned, each and every act and thing requisite and necessary to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has executed this instrument this 8th day of October, 1996.

                                               /s/ Clifton R. Wharton, Jr.
                                          -------------------------------------
                                                 Clifton R. Wharton, Jr.